INFORMATION STATEMENT
REGARDING A SUBADVISER CHANGE
TO THE
USAA AGGRESSIVE GROWTH FUND

The USAA Aggressive Growth Fund’s Board of Trustees (the Board) recently approved Wellington Management Company, LLP (Wellington Management) and Winslow Capital Management, Inc. (Winslow Capital) as the new subadvisers for the USAA Aggressive Growth Fund (the Fund), with the change taking effect on July 21, 2010. In 2002, the U.S. Securities and Exchange Commission granted an order permitting USAA Investment Management Company (IMCO) to change subadvisers for a Fund without first calling a special shareholders meeting and obtaining shareholder approval (Order). One of the conditions of the Order requires IMCO, within 90 days of the hiring of any new subadviser, to furnish the Fund’s shareholders all the information that would have been included in a proxy statement. This statement provides such information regarding the hiring of Wellington Management and Winslow Capital. This Information Statement is first being delivered to shareholders on or about Se tember [ ], 2010.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INVESTMENT SUBADVISORY AGREEMENTS BETWEEN
IMCO AND WELLINGTON MANAGEMENT COMPANY, LLP AND
WINSLOW CAPITAL MANAGEMENT, INC.

WHAT WAS THE PROCESS THAT LED TO WELLINGTON MANAGEMENT AND WINSLOW CAPITAL BECOMING THE FUND’S NEW SUBADVISERS?

In monitoring the performance of the Fund’s former subadviser, Marsico Capital Management, LLC (Marsico), IMCO became dissatisfied with the Fund’s lack of progress in relative performance. As a result, IMCO reassessed the options available to the Fund and solicited proposals from several firms in the business of managing funds with objectives similar to that of the Fund. After reviewing the results, IMCO believed that engaging Wellington Management and Winslow Capital was the best option for the Fund. As a result, IMCO asked the Fund’s Board to approve entering into agreements with Wellington Management and Winslow Capital to provide investment subadvisory services to the Fund. Wellington Management’s and Winslow Capital’s duties under their Subadvisory Agreements are substantially the same as the duties of Marsico under the Fund’s former Subadvisory Agreement between IMCO and Marsico. IMCO will continue to oversee the management of the Fund as its investment adviser.

WHAT ARE THE KEY PROVISIONS OF THE SUBADVISORY AGREEMENTS?

Under separate Subadvisory Agreements, IMCO will employ Wellington Management and Winslow Capital to each manage a portion of the day-to-day investment of the Fund’s assets consistent with the Fund’s investment objective, policies, and restrictions. Wellington Management and Winslow Capital will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to the supervision and monitoring of IMCO and the oversight of the Fund’s Board. IMCO, and not the Fund, will be responsible for paying all fees charged by Wellington Management and Winslow Capital for these subadvisory services. Any description of the Subadvisory Agreements set forth herein is qualified in its entirety by the actual Subadvisory Agreements, forms of which are attached as Exhibit A and Exhibit B.

WHEN DID THE INVESTMENT SUBADVISORY AGREEMENTS TAKE EFFECT?

The Subadvisory Agreements took effect on July 21, 2010, and will remain in effect for an initial two-year period ending on July 20, 2012. Thereafter, the Subadvisory Agreements will continue automatically for successive years, provided that they are specifically approved at least annually by a vote of a majority of the Board members who are not “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (Independent Board Members) and by a majority of all Board members. The Fund may terminate the Subadvisory Agreements, without penalty, by a vote of a majority of the Independent Board Members or by vote of a majority of the Fund’s outstanding shares, without penalty, on not more than 60 days’ written notice to IMCO, Wellington Management, and/or Winslow Capital. IMCO may at any time terminate the Subadvisory Agreement(s), without penalty, by written notice to Wellington Management and/or Winslow Capital. Wellington Management and/or Winslow Capital may terminate their Subadvisory Agreement, without penalty, by not less than 90 days’ written notice to IMCO. The Subadvisory Agreements automatically will terminate without penalty in the event of their assignment.

WILL THE FUND’S TOTAL EXPENSES CHANGE AS A RESULT OF THE SUBADVISORY AGREEMENTS WITH WELLINGTON MANAGEMENT AND WINSLOW CAPITAL?

No, the Subadvisory Agreements will not affect the Fund’s total expense ratio. IMCO (not the Fund) pays a fee to Wellington Management and Winslow Capital for services under the Subadvisory Agreements.

WILL THE FUND’S INVESTMENT OBJECTIVE OR INVESTMENT STRATEGIES CHANGE AS A RESULT OF THE SUBADVISORY AGREEMENT WITH WELLINGTON MANAGEMENT AND WINSLOW CAPITAL?

The Fund’s investment objective will remain the same. However, Wellington Management and Winslow Capital expect to realign the Fund’s portfolio to reflect their proprietary investment techniques. As a result, during the transition period, the Fund may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. These realized capital gains may increase the Fund’s taxable distributions for the current year.

WHAT INFORMATION DID THE BOARD CONSIDER PRIOR TO APPROVING THE SUBADVISORY AGREEMENTS WITH WELLINGTON MANANGEMENT AND WINSLOW CAPITAL?

At a meeting held on June 25, 2010, the Board, including the Independent Board Members, approved the Subadvisory Agreements with Wellington Management and Winslow Capital. In advance of the meeting, the Board received and considered a variety of information relating to the Subadvisory Agreements and Wellington Management and Winslow Capital, and was given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) the qualifications of the individuals at Wellington Management and
Winslow Capital who would be responsible for providing investment management services for the Fund; and (ii) the fees to be paid to Wellington Management and Winslow Capital. Prior to voting, the Independent Board Members reviewed the proposed Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed Subadvisory Agreements. The Independent Board Members also reviewed the proposed Subadvisory Agreements in private sessions with their counsel at which no representatives of management were present.

In approving the Fund’s Subadvisory Agreements with Wellington Management and Winslow Capital, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the Fund by Wellington Management and Winslow Capital, including the personnel that will be providing services; (ii) Wellington Management’s and Winslow Capital’s compensation and any other benefits that will be derived from the subadvisory relationship by Wellington Management and Winslow Capital; (iii) comparisons, to the extent available, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreements. The Board’s analysis of these factors is set forth below.

After full consideration of a variety of factors, the Board, including the Independent Board Members, voted to approve the Subadvisory Agreements with Wellington Management and Winslow Capital. In approving the Subadvisory Agreements, the Board did not identify any single factor as controlling, and each Independent Board Member may have attributed different weights to various factors. Throughout their deliberations, the Independent Board Members were represented and assisted by independent counsel.

Nature, Extent, and Quality of Services To Be Provided; Investment Personnel. The Board considered information provided to it regarding the services to be provided by Wellington Management and Winslow Capital. The Board considered Wellington Management’s and Winslow Capital’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund and Wellington Management’s and Winslow Capital’s level of staffing. The Board noted their familiarity with the investment personnel at Wellington Management through their prior experience with Wellington Management’s provision of sub-advisory services to other funds advised by IMCO. The Board also noted Wellington Management’s and Winslow Capital’s brokerage practices. The Board also considered Wellington Management’s and Winslow Capital’s regulatory and compliance history. The Board noted that IMCO’s monitoring processes of Wellington Management and Winslow Capital would include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) periodic due diligence reviews of Wellington Management and Winslow Capital. The Board also took into consideration the financial condition of Wellington Management and Winslow Capital.

Subadviser Compensation. In considering the cost of services to be provided by Wellington Management and Winslow Capital and the profitability to each of Wellington Management and Winslow Capital of its relationship with the Fund, the Board noted that the fees under the Subadvisory Agreements would be paid by IMCO. The Board also relied on the ability of IMCO to negotiate the Subadvisory Agreements and the fees thereunder at arm’s length. The Board also considered information relating to the cost of services to be provided by Wellington Management and Winslow Capital, and their anticipated profitability with respect to the Fund, and the potential economies of scale in their management of the Fund, to the extent available. However, this information was less significant to the Board’s consideration of the Subadvisory Agreements than the other factors considered for the above reasons.

Subadvisory Fees and Fund Performance. The Board considered the subadvisory fees for the Fund in comparison to the fees that Wellington Management and Winslow Capital charge to comparable clients, as applicable. The Board considered that the Fund pays a management fee to IMCO and that, in turn, IMCO will pay a subadvisory fee to Wellington Management and Winslow Capital. The Board took into account that the advisory fees paid by the Fund would not change. The Board noted IMCO’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of Wellington Management.

The Board also noted Wellington Management’s and Winslow Capital’s long-term performance record for other accounts and that they believed the Fund would receive the same nature and scope of services.

Conclusion. The Board reached the following conclusions regarding the Subadvisory Agreements, among others: (i) Wellington Management and Winslow Capital are qualified to manage a portion of the Fund’s assets in accordance with its investment objectives and policies; (ii) Wellington Management and Winslow Capital maintain appropriate compliance programs; (iii) and the Fund’s advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by IMCO, Wellington Management and Winslow Capital. Based on its conclusions, the Board determined that approval of the Subadvisory Agreements with Wellington Management and Winslow Capital would be in the best interests of the Fund and its shareholders.

WHAT GENERAL INFORMATION IS AVAILABLE ABOUT WELLINGTON MANAGEMENT?

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2010, Wellington Management had investment management authority with respect to approximately $544 billion in assets. The firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve.

WHO ARE THE DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF WELLINGTON MANAGEMENT?

The names and principal occupations of the current directors and principal executive officer of Wellington Management are set forth as follows:

NAME	POSITION AND PRINCIPAL OCCUPATION
Charles S. Argyle	Managing Director, Partner, and Executive Committee Member
Edward P. Bousa	Senior Vice President, Partner, and Executive Committee Member
Cynthia M. Clarke	Senior Vice President, Partner, and Chief Legal Officer
Lucius T. Hill, III	Senior Vice President, Partner, and Executive Committee Member
Selwyn J. Notelovitz	Senior Vice President, Partner, and Chief Compliance Officer
Saul J. Pannell	Senior Vice President, Partner, and Executive Committee Member
Phillip H. Perelmuter	Senior Vice President, Managing Partner, and Executive Committee Member
Edward J. Steinborn	Senior Vice President, Partner, and Chief Financial Officer
Brendan J. Swords	Senior Vice President, Managing Partner and Executive Committee Member
Perry M. Traquina	President, Chief Executive Officer, Managing Partner and Executive Committee Member
Vera M. Trojan	Senior Vice President, Partner. and Executive Committee Member
James W. Valone	Senior Vice President, Partner, and Executive Committee Member

Each of these individuals has a business address of Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109.

DOES WELLINGTON MANAGEMENT OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE FUND?

No.

WHAT WILL IMCO PAY WELLNGTON MANAGEMENT FOR ITS SUBADVISORY SERVICES?

IMCO (not the Fund) will pay Wellington Management at the annual rate of 0.325% for the first $300 million of the Fund’s average daily net assets, 0.30% for the next $700 million of the Fund’s average daily net assets, and 0.28% for the average daily net assets over $1 billion.

DOES WELLINGTON MANAGEMENT ACT AS ADVISER FOR
SIMILAR FUNDS?

Wellington Management provides investment advisory services to other mutual funds with a similar investment objective as the Fund. The table below identifies the fund, the size of the fund as of July 31, 2010, and the rate of compensation paid to Wellington Management, which includes the management fee and shareholder service fee (as a % of average net assets).

FUND	ASSETS	ANNUAL FEE RATE Break (Millions)	Rate (%)
Vanguard Morgan Growth Fund	$3,282,403,776	(1)
Transamerica Partners Large Growth Portfolio (2)	$380,494,548	First $2,000 Next $3,000 Over $5,000	0.28 0.25 0.225
Transamerica WMC Diversified Growth (2)	$1,097,964,397	First $2,000 Next $3,000 Over $5,000	0.28 0.25 0.225
Transamerica WMC Diversified Growth VP (2)	$1,660,191,662	First $2,000 Next $3,000 Over $5,000	0.28 0.25 0.225
Transamerica WMC Diversified Growth II VP (2)	$13,557,286	First $2,000 Next $3,000 Over $5,000	0.28 0.25 0.225
SC WMC Large Cap Growth Fund	$186,646,388	First $100 Next $650 Over $750	0.45 0.40 0.35

 (1) This fund family has an exemptive order (Investment Company of 1940 Act Release No. 26089, dated June 25, 2003) that grants relief from the requirement to disclose subadvisory fees paid to unaffiliated subadvisers such as Wellington Management.

(2) The average daily net assets for the purpose of calculating sub-advisory fees is determined on a combined basis for these Funds.

WHAT GENERAL INFORMATION IS AVAILABLE ABOUT WINSLOW CAPITAL?

Winslow Capital is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, and has been an investment adviser since 1992. It was privately held until December 2008 when it became a wholly owned subsidiary of Nuveen Investments, Inc. As of June 30, 2010, Winslow Capital had investment management authority with respect to approximately $10 billion in assets.

WHO ARE THE DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF WINSLOW CAPITAL?

The names and principal occupations of the current directors and principal executive officer of Winslow Capital are set forth as follows:

NAME AND POSITION	PRINCIPAL OCCUPATION
Clark J. Winslow	Chief Executive Officer, Chief Investment Officer, Portfolio Manager
Michael S. Palmer	President
Justin H. Kelly	Senior Managing Director, Portfolio Manager
Reed Bartlett Wear	Senior Managing Director, Portfolio Manager
Jean A. Baillon	Senior Managing Director, Chief Administrative Officer, Chief Financial Officer
Laura J. Hawkins	Chief Compliance Officer

DOES WINSLOW CAPITAL OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE FUND?

No.

WHAT WILL IMCO PAY WINSLOW CAPITAL FOR ITS SUBADVISORY SERVICES?

IMCO (not the Fund) will pay Winslow Capital a monthly portfolio management fee at the annual rate of 0.40% for the first $100 million of the Fund’s average daily net assets; 0.35% on the next $250 million of the Fund’s average daily net assets; 0.30% on the next $250 million of the Fund’s average daily net assets; and 0.25% on the next $400 million of the Fund’s average daily net assets.

DOES WINSLOW CAPITAL ACT AS ADVISER FOR SIMILAR FUNDS?

Winslow Capital provides investment advisory services to other mutual funds with a similar investment objective as the USAA Aggressive Growth Fund. The table below identifies the fund, the size of the fund as of July 31, 2010, and the rate of compensation paid to Winslow Capital, which includes the management fees.

FUND	ASSETS	ANNUAL FEE RATE
MainStay Large Cap Growth Fund	$5,165 million	First $100 million 0.40% Next $250 million 0.35% Next $250 million 0.30% Next $400 million 0.25% Over $1 billion 0.20%*
MainStay VP Large Cap Growth Portfolio Fund	$297 million	First $100 million 0.40% Next $250 million 0.35% Next $250 million 0.30% Next $400 million 0.25% Over $1 billion 0.20%*
Strategic Advisers Growth Fund	$324 million	First $100 million 0.40% Next $250 million 0.35% Next $250 million 0.30% Next $400 million 0.25% Next $1.5 billion 0.20%
NVIT Multi-Manager Large Cap Growth Fund	$242 million	First $100 million 0.40% Next $250 million 0.35% Next $250 million 0.30% Next $400 billion 0.25% Next $1.5 billion 0.20% Next $1 billion 0.23% Next $1.5 billion 0.24% $5 billion or more 0.25%
MGI US Large Cap Growth Equity Fund**	$107 million	First $100 million 0.40% Next $200 million 0.30% Over $300 million 0.20%
HSBC Investor Growth Portfolio***	$89 million	First $250 million 0.40% Next $250 million 0.35% Next $250 million 0.30% Next $250 million 0.25% Over $1 billion 0.20%
American Beacon Funds	$34 million	First $50 million 0.55% Next $50 million 0.50% Next $150 million 0.45% Next $250 million 0.40% Next $500 million 0.35% Over $1 billion 0.30%
Nuveen Winslow Large Cap Growth Fund	$29 million	0.50% of Fund management fee less allocated Fund expenses
* Fee schedule applies to total assets under management of the MainStay Large Cap Growth Fund and the MainStay Variable Product Large Cap Growth Portfolio Fund.

** Fee schedule applies to total assets under management of various MGI investment accounts subadvised by Winslow Capital.

*** Fee schedule applies to total assets under management of various HSBC investment accounts subadvised by Winslow Capital.

NAME AND ADDRESS OF
THE FUND’S INVESTMENT ADVISER,
PRINCIPAL UNDERWRITER, AND ADMINISTRATOR

IMCO, located at 9800 Fredericksburg Road, San Antonio, TX 78288, is the Fund’s investment adviser, principal underwriter, and administrator.

SHARES OWNED

As of July 31, 2010, there were 38,754,606.742 shares of the Fund outstanding. No shareholder held of record or owned beneficially 5% or more of the Fund.

FINANCIAL INFORMATION

THE FUND HAS INCLUDED WITH THIS MAILING A COPY OF ITS ANNUAL REPORT FOR ITS MOST RECENT PERIOD.

HOUSEHOLDING

Each household will receive a single copy of this Information Statement even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive an individual copy of this Information Statement, please call us toll free at (800) 531-USAA (8722) or contact us at 9800 Fredericksburg Road, San Antonio, Texas 78288 and we will send you an individual copy.

EXHIBIT A

AMENDMENT NO. 1
TO
INVESTMENT SUBADVISORY AGREEMENT

AMENDMENT NO. 1 made as of July 21, 2010, (the Effective Date) to the Investment Subadvisory Agreement made as of the 1st day of August 2006 between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and WELLINGTON MANAGEMENT COMPANY, LLP, a limited liability partnership organized under the laws of the Commonwealth of Massachusetts and having its principal place of business in Boston, Massachusetts (Wellington Management) with respect to services provided to the Aggressive Growth Fund, a series of USAA Mutual Fund Trust.

IMCO and Wellington Management agree to modify and amend the Investment Subadvisory Agreement described above (Agreement) as follows:

1. NEW FUND. IMCO hereby appoints Wellington Management as an investment subadviser of the USAA Aggressive Growth Fund on the terms and conditions set forth in the Agreement.

2. SCHEDULE A. Schedule A to the Agreement, setting forth the Funds of the Company for which Wellington Management is appointed as an investment subadviser, is hereby replaced in its entirety by Schedule A (revised 7/21/10) attached hereto.

3. SCHEDULE B. Schedule B to the Agreement, setting forth the fees payable to Wellington Management with respect to each Fund, is hereby replaced in its entirety by Schedule B (revised 7/21/10) attached hereto.

4. RATIFICATION. Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, IMCO and Wellington Management have caused this Amendment No. 1 to be executed as of the date first set forth above.

Attest:	USAA INVESTMENT MANAGEMENT COMPANY
By:	By:
Name: Christopher P. Laia	Name: Daniel S. McNamara
Title: Secretary	Title: President

By:
Name:
Title: Authorized Signatory

Attest:	WELLINGTON MANAGEMENT COMPANY, LLP
By:	By:
Name:	Name:
Title:	Title:

SCHEDULE A

Fund	Effective Date
Growth & Income Fund	June 28, 2002
Small Cap Stock Fund	December 1, 2003
Science & Technology Fund	June 28, 2002
Aggressive Growth Fund	July 21, 2010

SCHEDULE B
FEES

Fund	Account Rate per annum of the average daily net assets of the Fund Account
Growth & Income Fund	0.20%
Small Cap Stock Fund	0.70%
Science & Technology Fund	0.45% -- First $100 million; 0.35% -- Amounts above $100 million
Aggressive Growth Fund*	0.325% -- First $300 million; 0.30% -- Next $700 million; 0.28% -- Over $1 billion

* Wellington Management agrees that it will not seek to increase this fee rate during the three-year period ending July 20, 2013 (the Three-Year Lock). This Three-Year Lock does not limit the rights of a Fund’s shareholders, a Fund’s Board, or IMCO as set forth in Section 6 of the Agreement (“Duration and Termination of this Agreement”).

Revised: July 21, 2010

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of the1st day of August, 2006 (the Effective Date) between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and WELLINGTON MANAGEMENT COMPANY, LLP, a limited liability partnership organized under the laws of the Commonwealth of Massachusetts and having its principal place of business in Boston, Massachusetts (Wellington Management).

WHEREAS, IMCO serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the State of Delaware (the Trust) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

WHEREAS, under its Investment Advisory Agreement with the Trust (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Trust (each a Fund, or collectively Funds); and

WHEREAS, IMCO wishes to retain Wellington Management to render investment advisory services to such series (or portions thereof) of the Trust as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

WHEREAS, Wellington Management is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF WELLINGTON MANAGEMENT. IMCO hereby appoints Wellington Management to act as an investment subadviser for each Fund Account in accordance with the terms and conditions of this Agreement. Wellington Management will be an independent contractor and will have no authority to act for or represent the Trust or IMCO in any way or otherwise be deemed an agent of the Trust or IMCO except as expressly authorized in this Agreement or another writing by the Trust, IMCO and Wellington Management. Wellington Management
accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.DUTIES OF WELLINGTON MANAGEMENT.

(A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Trust’s Board of Trustees (the Board), Wellington Management, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Wellington Management shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should Wellington Management anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

For each Fund set forth on Schedule A to this Agreement, Wellington Management shall provide investment advice only with respect to the discrete portion of the Fund’s portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

With respect to the management of each Fund Account pursuant to this Agreement, Wellington Management shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Wellington Management wishes to hold cash or cash equivalents in excess of 10% of a Fund Account’s assets for longer than two consecutive business days, Wellington Management must request in writing and receive advance permission from IMCO.

In accordance with Subsection (b) of this Section 2, Wellington Management shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

In the performance of its duties, Wellington Management will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Prospectus and Statement of Additional Information of each Fund, (iv) the Trust’s compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to “regulated investment companies” (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of IMCO. Wellington Management shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Wellington Management with the Trust’s Master Trust Agreement, as amended and supplemented, the Trust's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide Wellington Management with prior written notice of any material change to the Trust’s Registration Statement that would affect Wellington Management’s management of a Fund Account.

(B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts’ assets,
Wellington Management will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Wellington Management shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, Wellington Management, bearing in mind each Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer’s spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.
Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange Act), Wellington Management shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Wellington Management an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Wellington Management determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Wellington Management’s overall responsibilities with respect to the Fund and to other clients of Wellington Management as to which Wellington Management exercises investment discretion. The Board or IMCO may direct Wellington Management to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

On occasions when Wellington Management deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Wellington Management, Wellington Management, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Wellington Management in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

Wellington Management may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Wellington Management may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

Wellington Management will advise the Funds’ custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds’ custodian may need to settle a security’s purchase or sale. Wellington Management shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Wellington Management giving proper instructions to the custodian, Wellington Management shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

Notwithstanding the foregoing, Wellington Management agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Wellington Management shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, Wellington Management agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an “affiliated person” (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Wellington Management, except as permitted under the 1940 Act. IMCO agrees that it will provide Wellington Management with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Wellington Management that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

(C) EXPENSES. Wellington Management, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Wellington Management's duties under this Agreement. However, Wellington Management shall not be obligated to pay any expenses of IMCO, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

(D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities held in Fund Accounts subadvised by Wellington Management for which market quotes are not readily available, Wellington Management, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. Wellington Management also shall monitor for “significant events” that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account’s portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

(E) REPORTS AND AVAILABILITY OF PERSONNEL. Wellington Management, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Wellington Management set forth herein. Wellington Management, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Wellington Management's duties hereunder.

(F) COMPLIANCE MATTERS. Wellington Management, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Wellington Management also shall cooperate with and provide reasonable assistance to IMCO, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

(G) BOOKS AND RECORDS. Wellington Management will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Wellington Management agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO’s request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Wellington Management may maintain copies of such records to comply with its recordkeeping obligations.

(H) PROXIES. Wellington Management will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account’s securities and exercise rights in corporate actions or otherwise in accordance with Wellington Management’s proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to Wellington Management as compensation for Wellington Management’s services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Wellington Management shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.REPRESENTATIONS AND WARRANTIES.

(A) WELLINGTON MANAGEMENT. Wellington Management represents and warrants to IMCO that (i) the retention of Wellington Management by IMCO as contemplated by this Agreement is authorized by Wellington Management's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Wellington Management or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Wellington Management and when executed and delivered by Wellington Management will be a legal, valid and binding obligation of Wellington Management, enforceable against Wellington Management in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Wellington Management is registered as an investment adviser under the Advisers Act; (v) Wellington Management has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Wellington Management and certain of its employees, officers and partners are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and, with respect to such persons, Wellington Management shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2); (vi) Wellington Management is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Wellington Management will promptly notify IMCO of the occurrence of any event that would disqualify Wellington Management from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Wellington Management has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Wellington Management will notify IMCO of any “assignment” (as defined in the 1940 Act) of this Agreement or change of control of Wellington Management, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Wellington Management, in each case prior to or promptly after, such change; and (x) Wellington Management has adequate disaster recovery and interruption prevention measures reasonably designed to ensure business resumption in accordance with applicable law and within industry standards.

(B) IMCO. IMCO represents and warrants to Wellington Management that (i) the retention of Wellington Management by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Trust and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Trust and IMCO, enforceable against the Trust and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Wellington Management of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.LIABILITY AND INDEMNIFICATION.

(A) WELLINGTON MANAGEMENT. Wellington Management shall indemnify and hold harmless the Trust, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, IMCO Indemnities) for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the IMCO Indemnities may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any gross negligence, willful misconduct, bad faith or reckless disregard of Wellington Management in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Wellington Management which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to IMCO or the Trust by Wellington Management Indemnities (as defined below) for use therein.

(B) IMCO. IMCO shall indemnify and hold harmless Wellington Management, any affiliated persons thereof (within the meaning of the 1940 Act) (collectively, Wellington Management Indemnities) for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Wellington Indemnities may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any gross negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished in writing by Wellington Indemnities to IMCO or the Trust.

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

(a) By vote of a majority of (i) the Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust, IMCO, or Wellington
Management (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days’ nor less than 10 days’ written notice delivered or mailed by registered mail, postage prepaid, to IMCO and Wellington Management.

(b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Wellington Management may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

(c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to Wellington Management. Wellington Management may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days’ written notice delivered or mailed by registered mail, postage prepaid, toIMCO.

(d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

(e) Any notice of termination served on Wellington Management by IMCO shall be without prejudice to the obligation of Wellington Management to complete transactions already initiated or acted upon with respect to a Fund.

Upon termination of this Agreement, the duties of IMCO delegated to Wellington Management under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), 11(c) and 11(g) of this Agreement shall remain in effect after any such termination.

7.  AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8.  APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.  SERVICES NOT EXCLUSIVE. The services of Wellington Management to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Wellington Management shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Wellington Management to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Wellington Management to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Wellington Management, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.  ADDITIONAL AGREEMENTS.

(A) ACCESS TO INFORMATION. Wellington Management shall, upon reasonable notice, afford IMCO at all reasonable times access to Wellington Management’s officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Wellington Management to provide IMCO with access to the books and records of Wellington Management relating to any other accounts other than the Funds or where such access is prohibited by law.

(B) CONFIDENTIALITY. Wellington Management, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Trust all records and information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where Wellington Management may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

(C) PRIVACY POLICY. Wellington Management acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

(D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances. During the term of this Agreement, IMCO agrees to furnish to Wellington Management at its principal office all Prospectuses, Statements of Additional Information, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to sales personnel, shareholders of the Trust or the public, which refer to Wellington Management or its clients in any way, prior to use thereof and not to use such material if Wellington Management reasonably objects in writing two business days (or such other time as may be mutually agreed upon) after receipt thereof. Advance review shall not be required from Wellington Management with respect to 1) sales literature in which Wellington Management is only referenced in a listing of subadvisers to USAA funds; and 2) other materials as agreed upon mutually by IMCO and Wellington Management. Sales literature may be furnished to Wellington Management hereunder by first-class or overnight mail, electronic or facsimile transmission, or hand delivery.

(E) NOTIFICATIONS. Wellington Management agrees that it will promptly notify IMCO in the event that Wellington Management or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

(F) INSURANCE. Wellington Management agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Wellington Management's business activities.

(G) SHAREHOLDER MEETING EXPENSES. In the event that the Trust shall be required to call a meeting of shareholders solely due to actions involving Wellington Management, including, without limitation, a change of control of Wellington Management, Wellington Management shall bear all reasonable expenses associated with such shareholder meeting.

11. MISCELLANEOUS.

  (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:USAA Investment Management Company
9800 Fredericksburg Road, A-O3-W
San Antonio, Texas 78288
Facsimile No.: (210) 498-4022
Attention: Securities Counsel

Wellington Management: Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
Facsimile No.: (617) 790-7760
Attention: Legal Department

(B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

(C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

(D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(E) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

IN WITNESS WHEREOF, IMCO and Wellington Management have caused this Agreement to be executed as of the date first set forth above.

Attest:	USAA INVESTMENT MANAGEMENT COMPANY
By: /S/ MARK S. HOWARD	By: /S/ CHRISTOPHER W. CLAUS
Name: Mark S. Howard	Name: Christopher W. Claus
Title: Secretary	Title: President
By: /S/ DAVID H. GARRISON
Name: David H. Garrison
Title: Authorized Signatory EVP Corp Services

Attest:	WELLINGTON MANAGEMENT COMPANY, LLP
By: /S/ JOHN E. BRUNO	By: /S/ NANCY T. LUKITSH
Name: John E. Bruno	Name: Nancy T. Lukitsh
Title: Vice President and Counsel	Title: Senior Vice President

EXHIBIT B

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of July 21, 2010 (the Effective Date) between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and WINSLOW CAPITAL MANAGEMENT, INC., a corporation organized under the laws of the state of Minnesota and having its principal place of business in Minneapolis, Minnesota (Winslow).

WHEREAS, IMCO serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the state of Delaware (the Trust) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

WHEREAS, under its Investment Advisory Agreement with the Trust (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Trust (each a Fund, or collectively Funds); and

WHEREAS, IMCO wishes to retain Winslow to render investment advisory services to such Fund (or portions thereof) as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such Fund or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

WHEREAS, Winslow is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. Appointment of Winslow. IMCO hereby appoints Winslow to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Winslow will be an independent contractor and will have no authority to act for or represent the Trust or IMCO in any way or otherwise be deemed an agent of the Trust or IMCO except as expressly authorized in this Agreement or another writing by the Trust, IMCO and Winslow. Winslow accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.Duties of Winslow.

(a) Authority to Invest. Subject to the control and supervision of IMCO and the Trust’s Board of Trustees (the Board), Winslow, at its own expense, shall have full discretion to manage, supervise, and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. IMCO shall provide Winslow with reasonable written notice of such allocations and reallocations. Winslow shall perform its duties described herein in a manner consistent with the investment objective, policies, and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should Winslow anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

For each Fund set forth on Schedule A to this Agreement, Winslow shall provide investment advice only with respect to the discrete portion of the Fund’s portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

With respect to the management of each Fund Account pursuant to this Agreement, Winslow shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Winslow wishes to hold cash or cash equivalents in excess of 10% of a Fund Account’s assets, Winslow must request in writing and receive advance permission from IMCO.

In accordance with Subsection (b) of this Section 2, Winslow shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

In the performance of its duties, Winslow will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund, (iv) the Trust’s compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to “regulated investment companies” (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of IMCO. Winslow shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Winslow with the Trust’s Master Trust Agreement, as amended and supplemented, the Trust’s By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide Winslow with prior written notice of any material changes to the Trust’s Registration Statement, the Trust’s compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, that would affect Winslow’s management of a Fund Account.

(b) Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund Accounts’ assets, Winslow will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Winslow shall use its best efforts to obtain for the Fund Accounts the best execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the best execution available, Winslow, bearing in mind each Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer’s spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

Subject to such policies as the Board has determined and have been provided to Winslow, and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange Act), Winslow shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Winslow an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Winslow determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Winslow’s overall responsibilities with respect to the Fund and to other clients of Winslow as to which Winslow exercises investment discretion. The Board or IMCO may direct Winslow in writing, subject to Winslow’s agreement and its reasonable belief that it can seek to obtain best execution in following such direction, to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

On occasions when Winslow deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Winslow, Winslow, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Winslow in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

Winslow may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Winslow may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

Winslow will advise the Funds’ custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds’ custodian may need to settle a security’s purchase or sale. Winslow shall not have possession or custody of any Fund’s investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Winslow giving proper instructions to the custodian, Winslow shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and IMCO.

Notwithstanding the foregoing, Winslow agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Winslow shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, Winslow agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an “affiliated person” (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission (the Commission)) of Winslow, except as permitted under the 1940 Act. IMCO agrees that it will provide Winslow with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Winslow that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

(c) Expenses. Winslow, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Winslow’s duties under this Agreement. However, Winslow shall not be obligated to pay any expenses of IMCO, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

(d) Valuation. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Winslow, at its expense, will provide reasonable assistance to IMCO regarding the valuation of securities that are the subject of a significant event, not registered for public sale, not traded on any securities markets, or otherwise deemed illiquid for purposes of the 1940 Act. The parties acknowledge that IMCO is responsible for final pricing determinations and calculations, and that Winslow will take such reasonable steps as necessary to assist IMCO in reaching such pricing determinations for Fund Account securities. Winslow also shall monitor for “significant events” that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account’s portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

(e) Reports and Availability of Personnel. Winslow, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Winslow set forth herein. Winslow, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Winslow’s duties hereunder.

(f) Compliance Matters. Winslow, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Winslow also shall cooperate with and provide reasonable assistance to IMCO, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and IMCO, keep all such persons fully informed as to such matters as Winslow may reasonably deem necessary to the performance of their obligations to the Trust and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

(g) Books and Records. Winslow will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Winslow agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund’s or IMCO’s request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Winslow may maintain copies of such records to comply with its recordkeeping obligations.

(h) Proxies. Unless and until Winslow is otherwise directed by IMCO or the Board, IMCO will vote proxies with respect to a Fund Account’s securities and exercise rights in corporate actions or otherwise in accordance with IMCO’s proxy voting guidelines.

3. Advisory Fee. IMCO shall pay to Winslow as compensation for Winslow’s services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Winslow shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

Winslow agrees that if (i) it provides investment advisory services substantially similar to the services provided to a Fund Account to any other registered, open-end management investment company (or series thereof) with a substantially similar investment mandate and with assets under management equal to or less than the assets of the Fund Account under management by Winslow (the Substantially Similar Services) and (ii) Winslow charges a lower fee for providing the Substantially Similar Services than it charges with respect to the Fund Account, then Winslow shall reduce its fee with respect to the Fund Account so that it is equal to or less than the fee charged for providing the Substantially Similar Services on a going forward basis starting immediately.

4.Representations And Warranties.

(a) Winslow. Winslow represents and warrants to IMCO that (i) the retention of Winslow by IMCO as contemplated by this Agreement is authorized by Winslow’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Winslow or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Winslow and when executed and delivered by Winslow will be a legal, valid and binding obligation of Winslow, enforceable against Winslow in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Winslow is registered as an investment adviser under the Advisers Act; (v) Winslow has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Winslow and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and, with respect to such persons, Winslow shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2); (vi) Winslow is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Winslow will promptly notify IMCO of the occurrence of any event that would disqualify Winslow from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Winslow has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Winslow will notify IMCO of any “assignment” (as defined in the 1940 Act) of this Agreement or change of control of Winslow, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Winslow, in each case prior to or promptly after, such change; and (x) Winslow has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards. Winslow makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund, whether on a relative or absolute basis.

(b) IMCO. IMCO represents and warrants to Winslow that (i) the retention of Winslow by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Trust and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Trust and IMCO, enforceable against the Trust and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) IMCO will promptly notify Winslow of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (viii) IMCO and/or its affiliates have adopted and use their best efforts to enforce their policies to identify and prevent investors in the Fund from market timing the purchase and sale of the Fund’s shares or engaging in arbitrage activity to the detriment of long-term investors in the Fund.

5.Liability and Indemnification.

(a) Winslow. Winslow shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by Winslow in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Winslow which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to IMCO or the Trust by Winslow Indemnities (as defined below) for use therein. Winslow shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses); provided, however, that in no case is Winslow’s indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in performance of its duties under this Agreement or the Investment Advisory Agreement with the Trust.

(b) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Winslow, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, Winslow Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by Winslow or Winslow Indemnitiees in writing to IMCO or the Trust. IMCO shall indemnify and hold harmless Winslow Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses); provided, however, that in no case is IMCO’s indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties under this Agreement.

6. Duration and Termination of this Agreement. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

(a)By vote of a majority of (i) the Board members who are not “interested persons” (as defined in the 1940 Act) of the Funds, IMCO, or Winslow (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to IMCO and Winslow.

(b)This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Winslow may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

(c)IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to Winslow. Winslow may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days’ written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

(d)This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

(e)Any notice of termination served on Winslow by IMCO shall be without prejudice to the obligation of Winslow to complete transactions already initiated or acted upon with respect to a Fund.

Upon termination of this Agreement, the duties of IMCO delegated to Winslow under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7. Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. Approval, Amendment, or Termination by Individual Fund. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9. Services Not Exclusive. The services of Winslow to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Winslow shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Winslow to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Winslow to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Winslow, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.Additional Agreements.

(a) Access to Information. Winslow shall, upon reasonable notice, afford IMCO at all reasonable times access to Winslow’s officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Winslow to provide IMCO with access to the books and records of Winslow relating to any other accounts other than the Funds.

(b) Confidentiality. All information and advice furnished by one party to the other party (including their respective officers, employees and authorized representatives) shall be treated confidentially and as proprietary information. Each party will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the other party, which approval shall not be unreasonably withheld and may not be withheld where a party may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the other party. Notwithstanding the foregoing, no approval is required in the case of routine, periodic reports required by law or regulation to be filed with a governmental or regulatory authority in the ordinary course or in the case of records and information provided to any regulator in the course of routine examinations of a party’s books and records, except that Winslow shall notify IMCO of such regulatory or ordinary course request, prior to the provision of such information so as to allow IMCO to respond appropriately.

(c) Privacy Policy. Winslow acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO, if any, is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required. Notwithstanding the preceding and Section 10(b), Winslow may, upon prior written permission, disclose IMCO’s and the Fund’s name in marketing materials as part of a representative client list. IMCO may at any time withdraw its consent to the use and disclosure of its name and the Fund’s name.

(d) Public Announcements. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

(e) Notifications. Winslow agrees that it will promptly notify IMCO in the event that: (i) Winslow becomes the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction or (ii) to the best of Winslow’s knowledge, any affiliate of Winslow becomes the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction that Winslow reasonably expects could have a material adverse effect upon the ability of Winslow to perform its duties under this Agreement.

(f) Insurance. Winslow agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Winslow’s business activities.

(g) Shareholder Meeting and Other Expenses. In the event that the Trust shall be required to call a meeting of shareholders or send an information statement or prospectus supplement to shareholders solely due to actions involving Winslow, including, without limitation, a change of control of Winslow or a portfolio manager change, Winslow shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11. Miscellaneous.

(a) Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:USAA Investment Management Company
9800 Fredericksburg Road, A-O3-W
San Antonio, Texas 78288
Facsimile No.: (210) 498-4022
Attention: Securities Counsel

Winslow:Winslow Capital Management, Inc.
4720 IDS Tower
80 South Eighth Street
Minneapolis, MN 55402
Facsimile No.: (612) 376-9111
Attention: Clark J. Winslow, CEO

(b) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

(c) Governing Law. This Agreement shall be construed in accordance with the laws of the state of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the state of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

(d) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) Headings. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(f) Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

IN WITNESS WHEREOF, IMCO and Winslow have caused this Agreement to be executed as of the date first set forth above.

Attest:USAA INVESTMENT MANAGEMENT COMPANY

By:_ By:
Name:Christopher P LaiaName:Daniel S. McNamara
Title: SecretaryTitle:President

By: ___________________________
Name:
Title: Authorized Signatory

Attest:WINSLOW CAPITAL MANAGEMENT, INC.

By:   By:    _________
Name:Jean A. BaillonName:Clark J. Winslow
Title:Senior ManagingTitle: CEO

Director

SCHEDULE A

Aggressive Growth Fund

 SCHEDULE B

FEES

Assets Under Management	Per Annum Fee
First $100 Million	0.40%
Next $250 Million	0.35%
Next $250 Million	0.30%
Next $400 Million	0.25%